Exhibit 10.16

Bill of Sale and Assignment

THAT AJ IRVINE OWNER CORPORATION, a Delaware corporation ("Assignor"), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid by HINES GLOBAL REIT 17600 GILLETTE LP, a Delaware limited partnership ("Assignee"), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD, ASSIGNED, TRANSFERRED, CONVEYED AND DELIVERED and does by these presents GRANT, SELL, ASSIGN, TRANSFER, CONVEY and DELIVER unto Assignee, all of Assignor's right, title and interest in and to the following (collectively, the "Assigned Property"):

(a)           all mechanical, electrical, heating, air conditioning and plumbing systems, fixtures and equipment; all furniture, carpets, drapes, artwork and other furnishings; and all other machinery, equipment, fixtures and personal property of every kind and character, and all accessories and additions thereto, owned by Assignor and located in or on the land located at 17600 Gillette Avenue, Irvine, CA and more particularly described on Exhibit A attached hereto (the "Land"), the buildings and other structures and improvements situated on the Land (collectively, the "Improvements"), and the operations thereon (collectively, the "Personalty"), but specifically excluding any items of personal property owned by the Tenants;

(b)           all leases in effect (collectively, the "Leases"), that grant a possessory interest in and to any space situated in the Improvements or that otherwise grant rights with regard to use of all or any portion of the Land or Improvements, together with all rentals paid or payable by the tenants under such Leases (individually, a "Tenant" and collectively, the "Tenants") for any period of time beginning on or subsequent to the date hereof, and all security and other deposits paid by the Tenants under such Leases (collectively, the "Security Deposits"), together with Assignor's interest, if any, in any subleases and other occupancy agreements;

(c)           the operating agreements described on Exhibit B attached hereto ("Operating Agreements");

(d)           all assignable warranties and guaranties held by Assignor, if any, relating to the Land, Improvements or Personalty;

(e)           all plans, specifications and architectural floor plans pertaining to the Property;

(f)           all trade names, trademarks, logos, service marks used by Assignor in connection with the operation of the Land and Improvements (except for derivations of Assignor's name); and

(g)           all other rights, privileges and appurtenances owned by Assignor and in any way related to the properties described above;

Subject, however, to the Permitted Encumbrances (as defined in the Contract of Sale and Purchase dated as of May 13, 2010, between Assignor, as Seller and Hines Global REIT Properties LP, as Purchaser, as amended by the First Amendment to Contract of Sale and Purchase, made and entered into as of June 2, 2010, by and between Assignor, as Seller and Hines Global REIT Properties LP, as Purchaser, as further amended by the Second Amendment to Contract of Sale and Purchase, made and entered into as of June 4, 2010, by and between Assignor, as Seller and Hines Global REIT Properties LP, as Purchaser, and as assigned pursuant to the Assignment of Contract of Sale and Purchase, made as of June 4, 2010, by and between  Hines Global REIT Properties LP, as assignor, and Assignee, as assignee (collectively, the "Contract"));

TO HAVE AND TO HOLD THE Assigned Property, subject to the Permitted Encumbrances, unto Assignee, its heirs, personal representatives, successors and assigns forever.  Assignee hereby assumes and agrees to perform the liabilities and obligations of Assignor with respect to the Assigned Property, to the extent such liabilities and obligations arise or are properly performable and allocable to the period of time on and after the date hereof.  Assignee agrees to indemnify Assignor and hold Assignor harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) asserted against or incurred by Assignor relating to any period from and after the date of Closing and by reason of or arising out of any failure by Assignee to perform or observe the obligations, covenants, terms and conditions of any Lease or Operating Agreement assumed by Assignee hereunder.  Seller's obligations hereunder are expressly subject to the provisions of Sections 5.4, 5.5 and 5.6 of the Contract.  Any rental and other payments under the Leases and Contract shall be prorated between the parties as provided in the Contract.  Assignor agrees to indemnify Assignee and hold Assignee harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) asserted against or incurred by Assignee relating to any period prior to the date of Closing and by reason of or arising out of any failure by Assignor to perform or observe the obligations, covenants, terms and conditions of any Lease or Operating Agreement assumed by Assignee hereunder.

This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  This Assignment shall be governed and construed in accordance with the laws of the State in which the Land is located, without giving effect to principles of conflicts of laws.

This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

EXECUTED this 9th day of June, 2010.

[Signatures follow on next page]

ASSIGNOR:

AJ IRVINE OWNER CORPORATION,
a Delaware corporation

By:           _______________________
Name:
Title:

ASSIGNEE:

HINES GLOBAL REIT 17600 GILLETTE LP,
a Delaware limited partnership

By:        Hines Global REIT 17600 Gillette GP LLC,
a Delaware limited liability company,
its general partner

By:        __________________________
    Name:
    Title:

EXHIBIT A

Land Description

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 2 OF LOT LINE ADJUSTMENT NO. 46832-LL, APPROVED BY THE CITY OF IRVINE,RECORDED NOVEMBER 6, 2000 AS INSTRUMENT NO. 00-599130 OF OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA, AND DESCRIBED AS FOLLOWS:

LOT 13 OF TRACT NO. 6411, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 236, PAGES 36 TO 40 INCLUSIVE OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID ORANGE COUNTY.

TOGETHER WITH THAT PORTION OF LOT 14 OF SAID TRACT NO 6411 DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF LOT 14 OF SAID TRACT NO. 6411, DISTANT EASTERLY THEREON, 415.66 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT; THENCE CONTINUING EASTERLY ALONG THE SOUTHERLY LINE OF SAID LOT NORTH 79°42'46" E 138.79 FEET TO THE SOUTHEASTERLY CORNER OF SAID LOT 14; THENCE NORTHWESTERLY ALONG THE EASTERLY LINE OF SAID LOT 14 NORTH 34°13'02"WEST 56.28 FEET; THENCE LEAVING SAID EASTERLY LINES 55°47'26"WEST 126.86 FEET TO THE POINT OF BEGINNING.

EXCEPT ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCKED OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED,OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED AS RESERVED BY IRVINE INDUSTRIAL COMPLEX BY DEED RECORDED MAY 29, 1974 IN BOOK 11155, PAGE 777 OF OFFICIAL RECORDS FOR LOT 14 AND RECORDED JANUARY 21, 1976 IN BOOK 11625, PAGE 1731 OF OFFICIAL RECORDS FOR LOT 13.

PARCEL B:

NON-EXCLUSIVE EASEMENTS AS DESCRIBED IN THAT CERTAIN DECLARATION OF RESTRICTIONS RECORDED IN BOOK 7529, PAGE 600 AND AMENDED AS INSTRUMENT NO. 89-580884, 90-112441, 90-535152, 91-245131 AND 92-64818, ALL OF OFFICIAL RECORDS OF ORANGE COUNTY, STATE OF CALIFORNIA.

PARCEL C:

NON-EXCLUSIVE EASEMENTS FOR COMMON USE AREA INGRESS, EGRESS, ACCESS, MAINTENANCE AND AS DESCRIBED IN THE DECLARATION AND GRANT OF EASEMENTS AND RECIPROCAL EASEMENT AGREEMENT, DATED DECEMBER 14, 2000 AND RECORDED JANUARY 18, 2001 AS INSTRUMENT NO. 20010029308 AND AS AMENDED SEPTEMBER 27, 2001 AS INSTRUMENT NO. 20010684534, BOTH OF OFFICIAL RECORDS.

APN: 430-061-02

Assignor and Assignee acknowledge and agree that the foregoing legal description is intended to be the same as the legal description contained in the Grant Deed to AJ Irvine Owner Corporation  (the “Assignor Deed”) recorded on July 1, 2004 as Instrument No. 2004-601756 in the Official Records of Orange County, California, excluding, however, Parcel B (as defined in the Assignor Deed), which was conveyed prior to July 1, 2004 to FIDM Properties, Inc., as evidenced by that certain Grant Deed recorded on September 27, 2001 as Instrument No. 20010684530 in the Official Records of Orange County, California, which Parcel B had been modified prior to the conveyance to FIDM Properties, Inc., in that certain Application for Lot Line Adjustment (46832-LL) recorded November 6, 2000 as Instrument No. 00-599130 in the Official Records of Orange County, California.

EXHIBIT B

Operating Agreements

1.           Service Agreement, dated as of September 1, 2001, between HGN Gillette LLC, as Owner, and Classic Property Services, as Contractor.

2.           Service Agreement, dated as of June 2006, between AJ Irvine Tenant Corporation as Owner, and Sundown Lighting Electrical, as Contractor.

3.           Service Agreement, dated as of September 1, 2008, between AJ Irvine Tenant Corporation, as Owner, and DMS Landscape Services, as Contractor.